Exhibit 10.5

PROMISSORY NOTE

UNSECURED TRANCHE D NOTE

February 22, 2011
$1,878,760.45

This Unsecured Tranche D Note is executed and delivered pursuant to the terms of that certain Second Amended Joint Chapter 11 Plan of Reorganization for Jennifer Convertibles, Inc. and its Affiliated Debtors, dated as of January 24, 2011 (as amended, supplemented, or otherwise modified from time to time, the “Plan”) as approved by the United States Bankruptcy Court for the Southern District of New York pursuant to that certain Confirmation Order, dated as of February 8, 2011 (the “Confirmation Order”).  Capitalized terms not otherwise defined herein shall have the meanings provided in the Plan.

FOR VALUE RECEIVED, JENNIFER CONVERTIBLES, INC., a Delaware corporation (the “Obligor”), and each of its undersigned subsidiaries as co-obligors, hereby unconditionally promises to pay in immediately available funds to the order of HAINING MENGNU GROUP CO. LTD. (“Mengnu”), in respect of the Mengnu Unsecured Claim, at such place that Mengnu may from time to time designate to the Obligor in writing:

(i)      the principal sum of ONE MILLION EIGHT HUNDRED SEVENTY EIGHT THOUSAND SEVEN HUNDRED AND SIXTY DOLLARS AND FORTY FIVE CENTS ($1,878,760.45) on February 22, 2015; and

(ii)      interest on the principal amount of this Unsecured Tranche D Note at 6% per annum, payable in eight equal installments, the first of which shall be on August 22, 2011, the second of which shall be on February 22, 2012, the third of which shall be on August 22, 2012, the fourth of which shall be on February 22, 2013, the fifth of which shall be on August 22, 2013, the sixth of which shall be on February 22, 2014, the seventh of which shall be on August 22, 2014, and the eighth of which shall be on February 22, 2015.  All interest shall be computed on the basis of a year of three hundred and sixty-five (365) days and the actual number of days, including the first day but excluding the last day, elapsed.

This Unsecured Tranche D Note is entitled to the benefits of the Plan and the Confirmation Order and is subject to all of the agreements, terms and conditions therein contained.  Payment on this Unsecured Tranche D Note is subordinated as to repayment of principal to the Tranche A Note, the Tranche B Note, and the Tranche C Note.

Upon receipt of evidence reasonably satisfactory to the Obligor of the loss, theft, destruction or mutilation of this Unsecured Tranche D Note, the Obligor will issue a new Unsecured Tranche D Note, of like tenor and amount.

Obligor (i) expressly waives diligence, demand, presentment, protest and notice of any kind, and (ii) agrees that it will not be necessary for Mengnu to first institute suit in order to enforce payment of this Unsecured Tranche D Note.  The pleading of any statute of limitations as a defense to any demand against Obligor is expressly hereby waived.  Mengnu may proceed against the Obligor, or any of its affiliates or any endorsers hereof in such order and manner as Mengnu may choose.  None of the rights of Mengnu shall be waived or diminished by any failure or delay in the exercise thereof.

This Note is subject to that certain subordination and intercreditor agreement by and between Mengnu (as defined therein) and the Jennifer Convertibles Litigation Trust, dated February 22, 2011.

THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS UNSECURED TRANCHE D NOTE AND ANY DISPUTES ARISING IN CONNECTION HEREWITH OR THEREWITH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  THE OBLIGOR IRREVOCABLY CONSENTS AND SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND WAIVES ANY OBJECTION BASED ON VENUE WITH RESPECT TO ANY ACTION INSTITUTED THEREIN ARISING UNDER OR WITH RESPECT TO THIS UNSECURED TRANCHE D NOTE.  THE OBLIGOR HEREBY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION BROUGHT TO ENFORCE THIS UNSECURED TRANCHE D NOTE OR ANY AMENDMENT THERETO OR ANY ACTION BROUGHT TO ENFORCE PAYMENT OF ANY OBLIGATIONS OWING TO MENGNU.

JENNIFER CONVERTIBLES, INC.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President

JENNIFER CONVERTIBLES BOYLSTON MA, INC.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President

ELEGANT LIVING-MANAGEMENT, LTD.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President

JENNIFER MANAGEMENT III, LTD.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President

JENNIFER PURCHASING CORP.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President

JENNIFER MANAGEMENT II CORP.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President

JENNIFER MANAGEMENT V, LTD.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President

NATICK CONVERTIBLES, INC.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President

NICOLE CONVERTIBLES, LTD.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President

WASHINGTON HEIGHTS CONVERTIBLES, INC.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President